UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2013

TMX FINANCE LLC

(Exact name of registrant as specified in its charter)

Delaware (States or other jurisdictions of incorporation)	333-172244 (Commission File Number)	20-1106313 (IRS Employer Identification No.)

15 Bull Street, Suite 200

Savannah, Georgia 31401

(Address of principal executive offices)

(912) 525-2675

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Proposed Private Offering

On July 9, 2013, TMX Finance LLC (“TMX Finance”) issued a press release announcing a proposed offering of senior secured notes due 2018 by TMX Finance and its wholly-owned subsidiary TitleMax Finance Corporation (“TMX Subsidiary”) in an aggregate principal amount of $500.0 million (the “Offering”).  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Tender Offer

Also on July 9, 2013, TMX Finance issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, announcing that TMX Finance and TMX Subsidiary have launched a tender offer to purchase, for cash, any and all of their outstanding 13 1/4% Senior Secured Notes due 2015 (the “TMX Notes”) with an aggregate principal amount of $310.0 million.  In conjunction with the tender offer, TMX Finance and TMX Subsidiary are soliciting consents from the holders of the TMX Notes to eliminate certain covenants and amend certain provisions of the indenture governing the TMX Notes and to amend the Security Agreement related to the TMX Notes to terminate the Security Agreement and release all of the collateral thereunder.  The tender offer is subject to a number of conditions, including the successful completion of the Offering.

The press release attached hereto as Exhibit 99.2 also announced that TMX Finance’s sole member, TMX Finance Holdings Inc. (“Parent”), has launched a tender offer to purchase, for cash, any and all of its outstanding 11% Senior PIK Notes due 2015 (the “Parent Notes”) with an aggregate principal amount of $100.0 million.  In conjunction with the tender offer, Parent is soliciting consents from the holders of the Parent Notes to eliminate certain covenants and amend certain provisions of the indenture governing the Parent Notes.  The tender offer also is subject to a number of conditions, including the successful completion of the Offering.

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This Current Report on Form 8-K contains forward-looking statements regarding TMX Finance’s repayment of its existing senior credit facility. These forward-looking statements involve a number of risks and uncertainties.  Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements include TMX Finance’s ability to repay its existing credit facility.  This Current Report on Form 8-K is not an offer to buy, or the solicitation of an offer to sell, securities, nor a solicitation for acceptance of the tender offer and consent solicitation for the TMX Notes or the Parent Notes.

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press release of TMX Finance dated July 9, 2013.
99.2	Press release of TMX Finance dated July 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 9, 2013	TMX FINANCE LLC

	By:	/s/ Tracy Young
Tracy Young
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of TMX Finance dated July 9, 2013.
99.2	Press release of TMX Finance dated July 9, 2013.